UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                September 8, 2006

                         Concurrent Computer Corporation
                         -------------------------------
             (Exact Name of Registrant as Specified in its Charter)

     Delaware                       0-13150                     04-2735766
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  (State or Other                 (Commission                 (IRS Employer
    Jurisdiction                  File Number)            Identification Number)
  of Incorporation)

4375 River Green Parkway, Suite 100, Duluth, Georgia              30096
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    (Address of Principal Executive Offices)                    (Zip Code)

       Registrant's telephone number, including area code:  (678) 258-4000
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                                 Not applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM  5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT  OF  PRINCIPAL  OFFICERS.

     On September 8, 2006, Warren Neuburger ceased employment with the Company as Chief Operating Officer. Pursuant to his employment agreement, Mr. Neuburger will receive one year of continued eligibility under the Company's group life insurance, hospitalization, medical and dental plans as well as severance equal to the value of his salary.


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                                   Signatures
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         CONCURRENT COMPUTER CORPORATION


Date:  September 11, 2006                    By:  /s/  Gregory  S. Wilson
                                                  ------------------------------
                                             Gregory  S.  Wilson
                                             Chief Financial Officer